Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT JBG SMITH PROPERTIES

as of December 31, 2021

	Entity	State of Organization
1	601 E. Glebe Road, L.L.C.	Delaware
2	1101 Fern Street, L.L.C.	Delaware
3	1200 Eads Street LLC	Delaware
4	1200 Eads Street Sub LLC	Delaware
5	1229-1231 25th Street LLC	Delaware
6	1244 South Capitol Residential, L.L.C.	Delaware
7	1250 FIRST STREET OFFICE, L.L.C.	Delaware
8	1263 First Street, L.L.C.	Delaware
9	1270 4th Street NE, L.L.C.	Delaware
10	1400 Eads Street LLC	Delaware
11	1400 Eads Street Sub LLC	Delaware
12	1460 Richmond Highway, L.L.C.	Delaware
13	1501 N. Pierce, L.L.C.	Delaware
14	1601 Fairfax Drive, L.L.C.	Delaware
15	1730 M Lessee, L.L.C.	Delaware
16	1900 CMZ, L.L.C.	Delaware
17	1900 CML, L.L.C.	Delaware
18	2000-2001 S. Bell, L.L.C.	Delaware
19	2000-2001 S. Bell ML, L.L.C.	Delaware
20	2000-2001 S. Bell MZ, L.L.C.	Delaware
21	2150 Clarendon, L.L.C.	Delaware
22	2221 South Clark, L.L.C.	Delaware
23	2868 Fort Drive, L.L.C.	Delaware
24	2900 Potomac Avenue, L.L.C.	Delaware
25	2901 Main Line Boulevard, L.L.C.	Delaware
26	3150 Exchange Avenue, L.L.C.	Delaware
27	3151 Exchange Avenue, L.L.C.	Delaware
28	3330 Exchange Avenue, L.L.C.	Delaware
29	3331 Exchange Avenue, L.L.C.	Delaware
30	3450 Exchange Avenue, L.L.C.	Delaware
31	3451 Exchange Avenue, L.L.C.	Delaware
32	151 Q Street Co-Investment, L.P.	Delaware
33	151 Q STREET REIT, L.L.C.	Delaware
34	151 Q STREET RESIDENTIAL, L.L.C.	Delaware
35	1770 Crystal Drive, L.L.C. - shelf entity	Virginia
36	1776 Seed Investors, LP	Delaware
37	1800 Rockville Residential, L.L.C.	Delaware
38	1800 S. Bell, L.L.C. - shelf entity	Delaware
39	2301 Richmond Highway, L.L.C.	Delaware
40	220 S. 20th Street LLC	Delaware
41	220 S. 20th Street Member, L.L.C.	Delaware
42	50 Patterson Office, L.L.C.	Delaware
43	51 N 50 Patterson Holdings, L.L.C.	Delaware
44	51 N Residential, L.L.C.	Delaware
45	5640 Fishers Associates, L.L.C.	Delaware

46	75 New York Avenue, L.L.C.	Delaware
47	7900 Wisconsin Residential, L.L.C.	Delaware
48	Arna-Eads, L.L.C.	Delaware
49	Arna-Fern, L.L.C.	Delaware
50	Ashley House Member, L.L.C.	Delaware
51	Ashley House Residential, L.L.C.	Delaware
52	Atlantic AB Holdings, L.L.C.	Delaware
53	Atlantic Residential A, L.L.C.	Delaware
54	Atlantic Residential C, L.L.C.	Delaware
55	Atlantic Retail B, L.L.C.	Delaware
56	Blue Lion Cell 2, PC	District of Columbia
57	Blue Lion PCC, LLC	District of Columbia
58	Bowen Building, L.P.	Delaware
59	Building Maintenance Service LLC	Delaware
60	Central Place Office, L.L.C.	Delaware
61	Central Place REIT, L.L.C.	Delaware
62	Central Place TRS, L.L.C.	Delaware
63	CESC 1101 17th Street Manager, L.L.C.	Delaware
64	CESC 1101 17th Street, L.L.C.	Delaware
65	CESC 1101 17th Street, Limited Partnership	Maryland
66	CESC 1150 17th Street LLC	Delaware
67	CESC 1150 17th Street Manager, L.L.C.	Delaware
68	CESC 1730 M Street L.L.C.	Delaware
69	CESC 2101 L Street LLC	Delaware
70	CESC Commerce Executive Park, LLC	Delaware
71	CESC Crystal Rosslyn II, L.L.C.	Delaware
72	CESC Crystal Square Four L.L.C.	Delaware
73	CESC Crystal/Rosslyn L.L.C.	Delaware
74	CESC District Holdings L.L.C.	Delaware
75	CESC Downtown Member L.L.C.	Delaware
76	CESC Engineering TRS, LLC	Delaware
77	CESC Gateway One L.L.C.	Delaware
78	CESC Gateway Two Limited Partnership	Virginia
79	CESC Gateway Two Manager L.L.C.	Virginia
80	CESC Gateway/Square L.L.C.	Delaware
81	CESC Gateway/Square Member L.L.C.	Delaware
82	CESC H Street L.L.C.	Delaware
83	CESC Mall L.L.C.	Virginia
84	CESC Mall Land L.L.C.	Delaware
85	CESC Mall Land LLC	Delaware
86	CESC One Courthouse Plaza Holdings LLC	Delaware
87	CESC One Courthouse Plaza L.L.C.	Delaware
88	CESC One Democracy Plaza L.P.	Maryland
89	CESC One Democracy Plaza Manager L.L.C.	Delaware
90	CESC Park Five Land L.L.C.	Delaware
91	CESC Park Five Manager L.L.C.	Virginia
92	CESC Park Four Land L.L.C.	Delaware
93	CESC Park Four Manager L.L.C.	Virginia
94	CESC Park One Land L.L.C.	Delaware
95	CESC Park One Manager L.L.C.	Delaware

96	CESC Park Three Land L.L.C.	Delaware
97	CESC Park Three Manager L.L.C.	Virginia
98	CESC Park Two L.L.C.	Delaware
99	CESC Park Two Land L.L.C.	Delaware
100	CESC Plaza Five Limited Partnership	Virginia
101	CESC Plaza Limited Partnership	Virginia
102	CESC Plaza Manager L.L.C.	Virginia
103	CESC Potomac Yard LLC	Delaware
104	CESC Square L.L.C.	Virginia
105	CESC TRS, LLC	Delaware
106	CESC Two Courthouse Plaza Limited Partnership	Virginia
107	CESC Two Courthouse Plaza Manager L.L.C.	Delaware
108	CESC Water Park L.L.C.	Virginia
109	Charles E. Smith Commercial Realty L.P.	Virginia
110	Crystal Gateway 3 Owner, L.L.C.	Delaware
111	Crystal Tech Fund LP	Delaware
112	Fairways I Residential, L.L.C.	Delaware
113	Fairways II Residential, L.L.C.	Delaware
114	Fairways Residential REIT, L.L.C.	Delaware
115	Falkland Chase Residential I, L.L.C.	Delaware
116	Falkland Chase Residential II, L.L.C.	Delaware
117	Falkland Road Residential, L.L.C.	Delaware
118	Falkland/REC Holdco Member, L.L.C.	Delaware
119	Falkland/REC Holdco, L.L.C.	Delaware
120	Fifth Crystal Park Associates Limited Partnership	Virginia
121	First Crystal Park Associates Limited Partnership	Virginia
122	Florida Avenue Residential, L.L.C.	Delaware
123	Fort Totten North, L.L.C.	Delaware
124	Fourth Crystal Park Associates Limited Partnership	Virginia
125	H Street Building Corporation	Delaware
126	H STREET MANAGEMENT LLC	Delaware
127	JAMES HOUSE MEMBER, L.L.C.	Delaware
128	James House Residential, L.L.C.	Delaware
129	JBG Associates, L.L.C.	Delaware
130	JBG Core Venture I, L.P.	Delaware
131	JBG SMITH Impact Manager, L.L.C.	Delaware
132	JBG SMITH Management Services, L.L.C.	Delaware
133	JBG SMITH PROPERTIES	Maryland
134	JBG SMITH PROPERTIES LP	Delaware
135	JBG Urban, L.L.C.	Delaware
136	JBG/1250 First Member, L.L.C.	Delaware
137	JBG/12511 Parklawn, L.L.C.	Delaware
138	JBG/1300 First Street, L.L.C.	Delaware
139	JBG/151 Q Street Services, L.L.C.	Delaware
140	JBG/1831 Wiehle, L.L.C.	Delaware
141	JBG/1861 Wiehle Lessee, L.L.C.	Delaware
142	JBG/55 New York Avenue, L.L.C.	Delaware
143	JBG/6th Street Associates, L.L.C.	Delaware
144	JBG/7200 Wisconsin Mezz, L.L.C.	Delaware
145	JBG/7200 Wisconsin, L.L.C.	Maryland

146	JBG/7900 Wisconsin Member, L.L.C.	Delaware
147	JBG/Asset Management, L.L.C.	Delaware
148	JBG/Atlantic Developer, L.L.C.	Delaware
149	JBG/Atlantic Fund, L.P.	Delaware
150	JBG/Atlantic GP, L.L.C.	Delaware
151	JBG/Atlantic Investor, L.L.C.	Delaware
152	JBG/Atlantic REIT, L.L.C.	Delaware
153	JBG/BC 5640, L.P.	Delaware
154	JBG/BC Chase Tower, L.P.	Delaware
155	JBG/BC GP, L.L.C.	Delaware
156	JBG/BC Investor, L.P.	Delaware
157	JBG/Bethesda Avenue, L.L.C.	Delaware
158	JBG/Commercial Management, L.L.C.	Delaware
159	JBG/Core I GP, L.L.C.	Delaware
160	JBG/Core I LP, L.L.C.	Delaware
161	JBG/Courthouse Metro, L.L.C.	Delaware
162	JBG/Development Group, L.L.C.	Delaware
163	JBG/Development Services, L.L.C.	Delaware
164	JBG/Fort Totten Member, L.L.C.	Delaware
165	JBG/Foundry Office REIT, L.L.C.	Delaware
166	JBG/Foundry Office Services, L.L.C.	Delaware
167	JBG/Foundry Office, L.L.C.	Delaware
168	JBG/Fund IX Transferred, L.L.C.	Delaware
169	JBG/Fund VI Transferred, L.L.C.	Delaware
170	JBG/Fund VII Transferred, L.L.C.	Delaware
171	JBG/Fund VIII Services, L.L.C.	Delaware
172	JBG/Fund VIII Transferred, L.L.C.	Delaware
173	JBG/Fund VIII Trust	Maryland
174	JBG/HATTON RETAIL, L.L.C.	Delaware
175	JBG/Landbay G Member, L.L.C.	Delaware
176	JBG/Landbay G, L.L.C.	Delaware
177	JBG/L'Enfant Plaza Member, L.L.C.	Delaware
178	JBG/L'Enfant Plaza Mezzanine, L.L.C.	Delaware
179	JBG/LEP Southeast, L.L.C.	Delaware
180	JBG/Lionhead, L.L.C.	Delaware
181	JBG/N & Patterson Member, L.L.C.	Delaware
182	JBG/New York Avenue, L.L.C.	Delaware
183	JBG/Pickett Office REIT, L.L.C.	Delaware
184	JBG/Pickett Office, L.L.C.	Delaware
185	JBG/Residential Management, L.L.C.	Delaware
186	JBG/Reston Executive Center, L.L.C.	Delaware
187	JBG/Retail Management, L.L.C.	Maryland
188	JBG/Rosslyn Gateway North, L.L.C.	Delaware
189	JBG/Rosslyn Gateway South, L.L.C.	Delaware
190	JBG/SHAY RETAIL, L.L.C.	Delaware
191	JBG/Sherman Member, L.L.C.	Delaware
192	JBG/Tenant Services, L.L.C.	Delaware
193	JBG/Twinbrook Metro, L.LC.	Maryland
194	JBG/UDM Transferred, L.L.C.	Delaware
195	JBG/West Half Residential Member, L.L.C.	Delaware

196	JBG/Woodbridge REIT, L.L.C.	Delaware
197	JBG/Woodbridge Retail, L.L.C.	Delaware
198	JBG/Woodbridge Services, L.L.C.	Delaware
199	JBG/Woodbridge, L.L.C.	Delaware
200	JBG/Woodmont II, L.L.C.	Delaware
201	JBGS Employee Company, L.L.C.	Delaware
202	JBGS Warner GP, LLC	Delaware
203	JBGS/1101 South Capitol, L.L.C.	Delaware
204	JBGS/1235 South Clark, L.L.C.	Delaware
205	JBGS/17TH STREET HOLDINGS, L.P.	Delaware
206	JBGS/17th Street, L.L.C.	Delaware
207	JBGS/1900 N GP, L.L.C.	Delaware
208	JBGS/1900 N Member, L.P.	Delaware
209	JBGS/1900 N REIT, L.L.C.	Delaware
210	JBGS/1900 N, L.L.C.	Delaware
211	JBGS/Bowen GP, L.L.C.	Delaware
212	JBGS/Bowen II, L.L.C.	Delaware
213	JBGS/Bowen, L.L.C.	Delaware
214	JBGS/Capitol Point TDR Holdings, L.L.C.	Delaware
215	JBGS/CES Management, L.L.C.	Delaware
216	JBGS/CIM Wardman Owner Member, L.L.C.	Delaware
217	JBGS/Commercial Realty GEN-PAR, L.L.C.	Delaware
218	JBGS/Company Manager, L.L.C.	Delaware
219	JBGS/Courthouse I, L.L.C.	Delaware
220	JBGS/Courthouse II, L.L.C.	Delaware
221	JBGS/Fund VIII REIT Management Services, L.L.C.	Delaware
222	JBGS/Hotel Operator, L.L.C.	Delaware
223	JBGS/Hotel Owner, L.L.C.	Delaware
224	JBGS/IB Holdings, L.L.C.	Delaware
225	JBGS/KMS Holdings, L.L.C.	Delaware
226	JBGS/Management OP, L.P.	Delaware
227	JBGS/OP Management Services, L.L.C.	Delaware
228	JBGS/Pentagon Plaza, L.L.C.	Virginia
229	JBGS/Pickett Services, L.L.C.	Delaware
230	JBGS/Recap GP L.L.C.	Delaware
231	JBGS/Recap, L.L.C.	Delaware
232	JBGS/TRS, L.L.C.	Delaware
233	JBGS/Wardman Owner Member, L.L.C.	Delaware
234	JBGS/Warner Acquisition, L.L.C.	Delaware
235	JBGS/Warner GP, L.L.C.	Delaware
236	JBGS/Warner Holdings, L.P.	Delaware
237	JBGS/Warner, L.L.C.	Delaware
238	JBGS/Waterfront Holdings, L.L.C.	Delaware
239	Kaempfer Management Services, LLC	Delaware
240	Landbay G Corporate Member, L.L.C.	Delaware
241	Landbay G Declarant, L.L.C.	Virginia
242	LBF CE Owner, L.L.C.	Delaware
243	LBF Declarant, L.L.C.	Delaware
244	LBF NTV Investor Member, L.L.C.	Delaware
245	LBG Declarant, L.L.C.	Delaware

246	LBG Parcel A, L.L.C.	Delaware
247	LBG Parcel B, L.L.C.	Delaware
248	LBG Parcel E, L.L.C.	Delaware
249	LBG Parcel G, L.L.C.	Delaware
250	LBG Parcel H, L.L.C.	Delaware
251	LEP Manager, L.L.C.	Delaware
252	Market Square Fairfax MM LLC	Delaware
253	MTV Holdco, L.L.C.	Delaware
254	National Landing Development, L.L.C. fka Crystal City Development, L.L.C.	Delaware
255	New Kaempfer 1501 LLC	Delaware
256	New Kaempfer IB LLC	Delaware
257	NEW KAEMPFER WATERFRONT LLC	Delaware
258	NL Hotel TRS Sub, L.L.C.	Delaware
259	North Glebe Office, L.L.C.	Delaware
260	NTV Holdco, L.L.C.	Delaware
261	Park One Member L.L.C.	Delaware
262	Potomac Creek Associates, L.L.C.	Delaware
263	Potomac East Master Association, Inc.	Virginia
264	Potomac East Master Mixed Use Association, Inc.	Virginia
265	Potomac House Member, LLC	Delaware
266	Potomac House Residential, L.L.C.	Delaware
267	PY Landbay H, L.L.C. (f/k/a JBG/Atlantic LP, L.L.C.)	Delaware
268	PY RR Land, L.L.C.	Delaware
269	Rosslyn Gateway Hotel, L.L.C.	Delaware
270	Rosslyn Gateway Residential, L.L.C.	Delaware
271	SEAD, L.L.C.	Delaware
272	SEAD OP, L.L.C.	Delaware
273	Sherman Avenue LLC	District of Columbia
274	SINEWAVE VENTURES FUND I, L.P.	Delaware
275	SMB Tenant Services, LLC	Delaware
276	Smart City, L.L.C.	Delaware
277	South Capitol L.L.C.	Delaware
278	Third Crystal Park Associates Limited Partnership	Virginia
279	Twinbrook Commons Office, L.L.C.	Delaware
280	Twinbrook Commons Residential 1B, L.L.C.	Delaware
281	Twinbrook Commons Residential North, L.L.C.	Delaware
282	Twinbrook Commons Residential South, L.L.C.	Delaware
283	Twinbrook Commons Residential West, L.L.C.	Delaware
284	Twinbrook Commons, L.L.C.	Delaware
285	UBI MANAGEMENT LLC	Delaware
286	Universal Bldg., North, Inc.	District of Columbia
287	Universal Building, Inc.	District of Columbia
288	Wardman Hotel Owner, L.L.C.	Delaware
289	Warner Investments, LP	Delaware
290	Washington CESC TRS, L.L.C.	Delaware
291	Washington CT Fund GP LLC	Delaware
292	Washington Housing Initiative Impact Pool Workforce, L.L.C.	Delaware
293	WASHINGTON HOUSING INITIATIVE IMPACT POOL, L.L.C.	Delaware
294	Washington Mart TRS, L.L.C.	Delaware
295	WATERFRONT 375 M STREET, LLC	Delaware

296	WATERFRONT 425 M STREET, LLC	Delaware
297	West Half Residential II, L.L.C.	Delaware
298	West Half Residential III, L.L.C.	Delaware